                                                                  Exhibit 10.14

Form 36   STORE LEASE     Perfection Legal Forms & Printing Co.,  Rockford, Ill
--------------------------------------------------------------------------------

THIS INDENTURE, Made this 28th day of June A.D. 1993

By and between Lessor    LaSALLE NATIONAL TRUST N.A. , SUCCESSOR TRUSTEE TO
                         LaSALLE National Bank  as Trustee

          as trustee and not personally under trust 7115 & 51414

and Lessee               HANOVER CAPITAL PARTNERS, LTD.

     WITNESSETH, that Lessor, does hereby demise and lease unto Lessee, who does hereby rent and take the Store Room(s) 3,905 sq. ft., described throughout lease known and designated as its address which is 7138-40 West Higgins Avenue in the City of Chicago in the State of Illinois, to be used as a Mortgage Finance Co. and for no other purpose from July 1, 1993 to June 30, 1999 at and for the sum of SEE RIDER PARAGRAPH # 33 Dollars, for the said term, payable as follows: BASE RENT PLUS ADDITIONAL PARTICIPATION the FIRST day of each month, RENTAL

         SECURITY DEPOSIT FROM LESSEE IN THE AMOUNT OF $7,500.00

($ XXXXXXXXXX) on the XXXXXXXXXXXXXXX day of each and every succeeding month in the term, or of any renewal or extension thereof, at the office of Lessor.
AND ALSO RENT SHALL BE PAID TO:
                                       Twin Oaks Realty
                                       Hazel B. Andros, Agent
                                       P.O. BOX 926
                                       BENTON, IL 62812-0926

AND THE SAID LESSOR ALSO AGREES. That





AND THE SAID LESSEE. In consideration of said demise, does hereby covenant and agree with The said Lessor, as follows:--

     FIRST.-- That he will take, and hereby does take, the said premises above described, for the said term, at and for the said price, and on the terms of payment above stipulated and pay the same promptly at the time and place above specified, and at the termination of this lease by limitation or otherwise, he will deliver all the keys of the premises at the office of the lessor or agent where the rent above stipulated is to be paid or to such other person and at such other place as the Lessor may direct.

     SECOND.-- That the Lessee has examined and knows the condition of said premises and has received the same in good order and repair, except as herein otherwise specified, and that no representations as to the condition or repair thereof have been made by the Lessor, or the agent of said party prior to, or at the execution of this lease that are not herein expressed or endorsed hereon and upon the termination or this lease in any way, will yield up said premises to the Lessor in as good condition as the reasonable use thereof will permit with all the keys of the same, and shall not make any alterations in the demised premises without the written consent of the Lessor; and all alterations which may be made by either party hereto upon the demised premises except movable furniture and fixtures, put in at the expense or the Lessee shall be the property of the Lessor, and shall remain upon and be surrendered with the demised premises as a part thereof at the termination of this lease.

     THIRD.-- That the demised premises or any part thereof, shall not be assigned, sub-let or permitted to be used for any purpose other than the above mentioned without the written consent of the Lessor.

     FOURTH.-- That the said Lessee will not allow said premises to be used for any purpose that will increase the rate of insurance thereon, nor be occupied in whole or in part by any other person, and will not assign this lease, without in each case the written consent of the Lessor first had and will not permit any transfer, by operation of law, or the interest in said premises acquired through this lease; and will not permit said premises to be used for any unlawful or immoral purpose or purpose that will injure the reputation or the same or or the building of which they are a part, or disturb the tenants of such building or the neighborhood.

     FIFTH.-- That said Lessor shall not be liable for any damage occasioned by failure to keep said premises in repair, and shall not be liable for any damage done or occasioned by or from plumbing, gas, water, steam, or other pipes, electric wires or sewage, or the bursting, leaking or running of any cistern, tank, wash-stand, water-closet or wastepipe, in, above, upon or about said building or premises, nor for damage occasioned by water, snow or ice being upon or coming through the roof, sky-light, trap-door, entrance, yard, or otherwise; nor for any damage arising from acts or neglect of co-tenants or other occupants or the same building, or any owners or occupants or adjacent or contiguous property.

     SIXTH.-- To allow the Lessor free access to the premises hereby leased for the purpose of examining or exhibiting the same, or to make any needful repairs or alterations of said premises which said Lessor may see fit to make.

     SEVENTH.-- That if the Lessee shall fail to pay the rent at the times, place and in the manner above provided and same shall remain unpaid five days after the day whereon the same should be paid as aforesaid, the Lessor or agents, by reason thereof, are authorized to declare the term ended, and re-enter, and re-possess the demised premises either with or without process of Law, and expel the Lessee, and those claiming under the Lessee and remove his, her or their effects, forcibly if necessary. Or in case the demised premises shall be abandoned, deserted or vacated, and remain unoccupied five days consecutively, the Lessee hereby authorizes and requests the Lessor as Lessees' agent or attorney to re-enter the demised premises and remove all articles found therein, place the same in a storage warehouse, or store the same in any other suitable place at Lessees's risk and expense, proceed to re-rent the demised premises at the Lessor's option and discretion, and apply all money so received after paying the expenses of the aforesaid removal, toward the rent accruing under this indenture. This request shall not in any way be construed as requiring any compliance therewith on part of the Lessor.

     EIGHTH.-- At the termination of this lease, by lapse of time or otherwise, said Lessee agrees to yield up immediate possession to said Lessor, and failing so to do, to pay as liquidated damages, for the whole time such possession is withheld, the sum of 200 Dollars per day: but the provisions of this clause shall not be held as a waiver by said Lessor of any right of re-entry as hereinafter set forth: nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of the tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired for any breach of any of the covenants herein.

     NINTH.-- IT IS FURTHER. COVENANTED AND AGREED, by said Lessee, that there shall not be kept or used on or near said premises any volatile, noxious, or explosive matter, including but not limited to the following: naphtha, benzine, benzols, gasoline, varnish, or any product in whole or in part of either or gunpowder, fireworks, nitro-glycerine, phosphorus, nitrate of soda, camphene, spirit-gas or any burning fluid or chemical without the written permission of the Lessor.

     TENTH.-- That Lessee will not permit anything to be thrown out of the windows, or down the halls or passageways in said building; that no objectionable or unsightly pictures, goods, wares, merchandise and advertising matter, or signs shall be kept within, in front of or about said premises. That no birds or animals shall be kept therein, and that the halls and stairways and the porches shall not be used for the storage of furniture, merchandise or other articles.

     ELEVENTH.-- Said Lessee agrees to pay all of the water rents or bills assessed against the said buildings and all gas and electric bills against the premises hereby leased promptly as they shall become due and in case Lessee shall fail to pay the same, Lessor may at his or her option pay the same, and the amount of such bills together with seven per cent, interest thereon from date of such payment add to the next payment of rent due under the terms hereof without notice or demand.

     TWELFTH.-- And for the consideration aforesaid, the said Lessee further covenants and agrees with said Lessor, to take good care of the store room demised and the fixtures, and commit and suffer no waste therein; that no changes or alterations of the premises shall be made, or partitions erected, without the consent in writing of said Lessor and that Lessee will make all repairs required to the walls, ceilings, paint, plastering, plumbing, pipes and fixtures belonging to said rooms and paint the front and wood work when needed, also repair and decorate the walls and ceiling thereof. Said Lessee, and those occupying under said Lessee, shall not interfere with the water pipes or meter, heating apparatus, or the gas or electric service of said building which are not within the premises hereby demised, nor with the control of any of the public portions of said building; that the said Lessee and those occupying under said Lessee will conform to all reasonable rules and regulations that the Lessor may make for the protection of the building or the general welfare and comfort of the occupants thereof.

     IT IS EXPRESSLY AGREED, Between the parties hereto, that if default be made in the payment of the rent above reserved, or any part thereof, or in any of the covenants and agreements herein contained, to be kept by the Lessee, it shall be lawful for the Lessor or the legal representative of said Lessor, at any time thereafter, at the election of Lessor or the legal representatives thereof, without notice, or demand of rent, to declare the said term ended, and to re-enter the demised premises, or any part thereof, either with or without process of law, and to expel, remove and put out all the contents thereof as well as the Lessee and any person(s) or firm(s) occupying the same, using such force as may be necessary so to do, and to re-possess and enjoy the said premises as before this demise, without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenants, and Lessee further covenants and agrees that the Lessor or the representative or assigns of said party, shall have at all times the right to distrain for rent due, and shall have a valid and preferred first lien upon all property of Lessee as security for the payment of rent herein reserved.

     The Lessee hereby irrevocably constitutes any attorney of any Court of Record of this State, attorney for him and in his name to enter his appearance in any Court of Record, waive process and services thereof, and trial by jury, and confess judgment against him in favor of said Lessor, or his assigns, from time to time, for any rent which may be due to said Lessor, or his assigns, by the terms of this lease, with costs and reasonable attorneys fees, and to waive all errors and all right of appeal from said judgment and judgments, and to file a consent in writing that writ of execution may be issued immediately; said Lessee hereby expressly waiving all right to any notice or demand under any statute in this State, relating to forcible entry and detainer or landlord and tenant and agrees that the Lessor, his agents or assigns may begin suit for possession or rent without notice or demand. Notice of election to terminate this lease, or notice of any election hereunder, is hereby expressly waived by Lessee.

     IT IS FURTHER AGREED, By the parties hereto, that after the service of notice, or the commencement of a suit, or after final judgment for the possession of said premises, the Lessor may receive and collect rent due, and the payment of rent shall not waive or affect said notice, said suit or said judgment.

     In case said premises shall be rendered untenantable by fire or other casualty, the Lessor may at his option terminate this lease, or repair said premises within 270 days, and failing so to do or upon the destruction of said premises by fire, the term hereby created shall cease and determine.

     IT IS FURTHER COVENANTED AND AGREED, By Lessee that he will pay and discharge all reasonable costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this Lease; and such costs, fees and expenses may be taxed as costs in any suit or proceedings that may be brought to enforce any of such covenants or agreements.

Miscellaneous:

     (a) Provisions typed on this lease and all riders attached to this lease and signed by Lessor and Lessee are hereby made a part of this lease.

     (b) Lessee shall keep and observe such reasonable rules and regulations now or hereafter required by Lessor, which may be necessary for the proper and orderly care of the building of which the Premises are a part.

     (c) All covenants, promises, representations and agreements herein contained shall be binding upon, apply and inure to the benefit of Lessor and Lessee and their respective heirs, legal representatives, successors and assigns.

     (d) The rights and remedies hereby created are cumulative and the use of one remedy shall not be taken to exclude or waive the right to the use of another.

     (e) If any clause, phrase, provision or portion of this lease or the application thereof to any person or circumstance shall be invalid, or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this lease nor any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances.

SEE RIDER ATTACHED HERETO AND MADE A PART HEREOF.


     IT IS HEREBY FURTHER EXPRESSLY STIPULATED AND AGREED, By and between the parties hereto, that the words "Lessor" and "Lessee" wherever herein occurring and used, shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; that the pronouns "he", "him" or "his" when referring to the "Lessor or Lessee" shall be construed in the feminine, neuter or plural appropriately and that all the covenants and agreements herein contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns, and be exercised by his or their agent or attorney.

          IN WITNESS WHEREOF, The parties have hereunto set their hands and seals, this day and year first above written.

HANOVER CAPITAL PARTNERS LTD              /s/                            (SEAL)

                                          -------------------------------
HANOVER CAPITAL PARTNERS LTD          By: /s/                            (SEAL)
                                          -------------------------------

Rent Record____________ Page_________   RECEIVED on the within the sums set
=====================================   opposite the following months for the
                                        years 19__ and 19__
               LEASE

=====================================
                FROM                    19__ May ______________ $ ___________

                                             ________________________________

-------------------------------------        June _____________ $ ___________

                                             ________________________________
-------------------------------------
                TO                           July _____________ $ ___________

                                             ________________________________
-------------------------------------
                                             August ___________ $ ___________

-------------------------------------        ________________________________

                                             September ________ $ ___________
No. ----------------------------- St.
=====================================        ________________________________

                                             October __________ $ ___________
-------------------------------------
                                             ________________________________
Annual Rental         $______________
                                             December _________ $ ___________
Monthly in Advance    $______________
                                             ________________________________
Expires____________________ A.D. 19__
                                        19__ January __________ $ ___________
=====================================
                                             ________________________________

                                             February _________ $ ___________

                                             ________________________________

                                             March ____________ $ ___________

                                             ________________________________

                                             April ____________ $ ___________

                                             ________________________________


                                   GUARANTY

   For value received _____ hereby guarantee the payment of the Rent and the performance of the covenants by the lessee in the within Lease covenanted and agreed, in manner and form as in said Lease provided.

   WITNESS _____ hand and seal this _______ day of _________________, 19__.

                                                ____________________ (SEAL)

                           ASSIGNMENT AND ACCEPTANCE

   For value received ______ hereby assign all ______ rights, title and interest in and to the within Lease unto _____________________________________ heirs and assigns, and in consideration of the consent to this assignment by the lessor______________________ guarantee the performance by said _______________
of all the covenants on the part of the lessee in said Lease mentioned.

   In consideration of the above assignment and the written consent of the party of the first part hereto, ____________ hereby assume and agree to make all the payments and perform all the covenants and conditions of the within Lease, by said lessee to be made and performed.

   WITNESS _____ hand and seal this _______ day of _________________, 19__.

                                                ____________________ (SEAL)

                                                ____________________ (SEAL)


                             CONSENT TO ASSIGNMENT

   The undersigned lessor hereby consent to the assignment of the within Lease to ________________________ on the express condition, however, that the assignor shall remain liable for the prompt payment of the rent and performance of the covenants on the part of the lessee as therein mentioned, and that no further assignment of said Lease or subletting of the premises or any part thereof shall be made without __________ written assent first had thereto.

   WITNESS _____ hand and seal this _______ day of _________________, 19__.

                                                ____________________ (SEAL)


                              LESSOR'S ASSIGNMENT


   In consideration of One Dollar, to __________ in hand paid, _______________ hereby transfer, assign and set over _________________________________ heirs and assigns ______________ interest in the within Lease, and the rent thereby secured _______________________________________________________________________
_______________________________________________________________________________

   WITNESS _____ hand and seal this _______ day of _________________, 19__.

                                                ____________________ (SEAL)

                                      RIDER

     18. Lessor will pay the real estate taxes or special assessments assessed against the Building and adjacent land, and Lessee agrees to pay as additional rent, a proportionate share of those taxes and assessments. Lessee's proportionate share shall be computed on the basis that the total area of the Premises bears to the rentable area of the Building which is 35.90%; which share shall be prorated from the date of commencement of this lease to the date on which the same shall terminate. Lessee's prorata share of such taxes shall be based upon the real estate tax bills paid during a particular year even though they relate to a prior year's tax assessment so that Lessee's payment of such share shall commence with the 1992 real estate tax bill payable in 1993. This covenant shall survive the expiration of the lease term. The entire amount of any increase in the real estate taxes by reason of capital improvements, non-standard or special assessments, alteration or fixtures made by or for the benefit of Lessee shall be paid fully by the Lessee. Real estate taxes as herein used shall include all taxes or assessments whether special or general, of any nature whatsoever, which may be now or hereafter levied or assessed upon the Premises or any part thereof, or upon the interest of Landlord under this Lease or the rental therefrom. Lessor agrees to elect installment payment of all special assessments to the extent available.

     19. Lessor may obtain a policy or policies of fire and extended coverage insurance with public liability coverage on the Building in amounts not less than the full insurable or replacement value thereof. Lessee agrees to pay as additional rent, his share of the cost of such insurance computed on the basis that the total area of the Premises bears to the total rentable area of the Building. Lessee also agrees to pay the entire amount of any increase in insurance premiums occasioned by Lessee's particular use of the Premises or its activities. This covenant shall survive the expiration of the lease term.

     20. Lessee shall pay his share of the aforesaid taxes, assessments and insurance premiums by depositing with the agent for the beneficiaries of the Lessor on the first day of each month during the term hereof, a sum equal to one-twelfth (1/12) of the estimated amount of such taxes, assessments and insurance premiums. The amount of such deposits shall be determined from time to time by Lessor on the basis of such information it deems appropriate, including, but not limited to, insurance premiums and tax bills adjusted for anticipated rate or assessment increases. Lessor's determination of the amount of such deposits shall be conclusive for all purposes. Such deposits shall be used by the agent for the beneficiaries of the Lessor to pay the taxes and costs of insurance when due. Said agent shall be entitled to intermingle such deposits with its own funds and to use them for such purposes as it may determine. Lessee shall not be entitled to any interest on such deposits. If the total deposits by Tenant shall be insufficient to pay Lessee's share of the taxes or insurance premiums for any year, Lessee shall promptly pay such insufficiency to the agent when billed. If Lessee's deposits are in excess of its share, such excess shall be remitted after the payment of the applicable tax bill or insurance premium.

     21. Lessee shall also pay his proportionate share, computed in accordance with paragraph 18 hereof, of any and all fees or expenses which may be incurred by the agent for the beneficiaries of Lessor for the protesting or settling of any real estate tax assessment, rate or bill pertaining to the Building.

     22. Lessee agrees that all compensation awarded in any condemnation proceedings shall be the Lessor's, and Lessee hereby assigns to Lessor all of Lessee's right, title and interest to any such compensation, except any separate award made to Lessee for cost and removal of his stock or fixtures.

     23. The rights and interest of Lessee under this Lease shall be subject and subordinate to any mortgage, deed of trust, ground or underlying lease, or any method of financing or refinancing now or hereafter placed against the land and/or the Premises, and to any and all advances to be made thereunder, and to the interest to be paid thereon, and all extensions and modifications thereof.

     24. Lessee agrees that at all times during the term hereof, he will maintain at his sole cost and expense, comprehensive General Liability Insurance with minimum limits in the amount of Five Hundred Thousand Dollars ($500,000.00) for bodily injury, personal injury or death and property damage, which insurance shall cover Lessee's contractual liability under the indemnity provisions of this Lease. All such policies of insurance or certificates therefor shall be delivered to Lessor or the agent for its beneficiaries, accompanied by evidence that the premiums thereon have been paid not less than ten (10) days prior to the expiration of any then current policy. All such policies shall contain a provision that such insurance may not be cancelled or amended without ten (10) days written notice to Lessor.

     25. Lessee agrees to indemnify and save Lessor, its beneficiaries, their agents, and the Premises, harmless against and from all liabilities, liens, claims, suits, fines, damages, penalties, losses, fees, costs and expenses (including reasonable attorney's fees) which may be imposed upon, incurred by or asserted by reason of: (a) any work or thing to be done in, on or about the Premises or any part thereof; (b) any use, occupation, condition, operation of the Premises or any part thereof, or any occurrence on the same; (c) any action or omission on the part of lessee or any sub-lessee or any of his or their agents, contractors, servants, employees, licensees, or invitees, or (d) any accident, injury (including death) or damage, regardless of the cause thereof, to any person or property incurring in, on or about the Premises or any part thereof. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease. The indemnity contained in this paragraph shall not apply to any matter occasioned or resulting from the negligence of Lessor, its beneficiaries, or their agents or employees.

     26. Lessor shall be excused for the period of any delay in the performance of any obligation hereunder including the delivery of possession as herein provided, when prevented from so doing by cause or causes beyond Lessor's control which shall include, without limitation, acts of other tenants, all labor disputes, civil commotion, sabotage, governmental regulations or controls, fire or other casualty, or inability to obtain any material, labor, services or financing or through acts of God.

     27. All of Lessee's improvements or alterations to the Premises shall be in accordance with the requirements of applicable ordinances and must be approved by lessor or the agent for its beneficiaries in writing prior to the commencement of such work. All of such improvements and alterations shall remain for the benefit of Lessor as part of the Premises and shall not be removed by the Lessee at any time during the term of this Lease or thereafter. Any such improvements shall at the sole election of Lessor be removed upon the expiration of the Lease or shall remain as part of the Premises as herein provided. Lessee shall repair, and restore and save the Lessor and the Premises harmless from all damage to the Premises caused by such removal. Lessee, at this sole cost and expense shall maintain and take good care of and make all necessary repairs or replacements of any nature whatsoever to the interior and exterior of the

Premises, the plumbing and sewage facilities, the roofing, and all lighting, heating and air conditioning equipment. Lessee shall be required to furnish the Lessor or the agent for its beneficiaries all warranties applicable to necessary repairs or replacements completed on said Premises.

     28. Lessee agrees to pay Lessor one-half (50%) of the annual premium on a prorata basis for A/C-heating maintenance insurance coverage upon demand of Lessor for the full term of the lease. Abrogation of this agreement may be made only by mutual consent of Lessor.

     29. Lessee is hereby given the privilege of the utilization of the existing electric sign and awnings and if so desired installation at his own cost and expense any other electric sign advertising his business on the exterior of the Premises. Such sign shall comply in all respects with the requirements of city ordinances and authorities, and shall be approved in writing by Lessor or the agent for its beneficiaries, as to size, location and method and manner of installation.

     30. Lessor shall secure plate glass insurance for the Premises and Lessee agrees to reimburse Lessor for the premium paid for said insurance on demand.

     31. Lessee agrees to operate in the entire Premises during the entire term of this Lease and to conduct his business at all times in good faith, in a high grade and reputable manner during the regular and customary hour for such type of business and on all business days.

     32. This Lease may be changed, waived, discharged or terminated only by an instrument in writing signed by the Lessor. No modification, termination or surrender of the Lease or surrender of the Premises or any part thereof or any interest therein by Lessee shall be valid or effective unless agreed to and accepted in writing by Lessor, and no act by any representative or agent of Lessor or its beneficiaries other than a written agreement shall constitute acceptance thereof.

     33. Base Rent payable under the lease shall be the sum of Thirty-Two Thousand Five-Hundred and Twenty-Eight Dollars and Sixty-Five Cents ($32,528.65) annually from July 1, 1993 through June 30, 1995; Thirty-Five Thousand Eight-Hundred and Forty-Seven Dollars and Fifty Cents ($35,847.50) annually from July 1, 1995 through June 30, 1997; Thirty-Nine Thousand Five-Hundred Fifty-Seven Dollars and Sixty-Five Cents ($39,557.65) annually from July 1, 1997 through June 30, 1999 in equal monthly installments due on the first day of the month during the lease term.

     34. Provided all necessary licenses or permits are obtained, Lessee shall have the right to conduct a mortgage related business from the premises.

     35. Every installment of Basic Monthly Rent, Additional Rent or other sums due under this Lease if not paid when due shall bear interest from the date the same were due at the rate of twelve (12%) per annum, computed on a per diem basis, until paid.

     36. In the event of any sublease of the premises or assignment of this Lease, Lessee shall pay Hazel B. Andros, agent of Twin Oaks Realty, a sum equal to (a) any rent or other consideration paid to Lessee by any such sublessee or assignee in excess of the rent for the premises then being paid by Lessee pursuant to the terms of this Lease; and (b) any other profit or gain realized by Lessee from such subletting or assignment. All such sums payable hereunder shall be paid to Hazel B. Andros, agent of Twin Oaks Realty, as additional rent immediately upon Lessee s receipt thereof. Lessee will pay and discharge all reasonable costs, attorney's fees and expenses that shall be made and incurred by Lessor in the event of any sublease of the Premises or assignment of this Lease agreed upon by Lessor.

     37. Lessee will allow Lessor to have placed upon the Premises at all times notices of "For Sale" and/or "For Rent," and Lessee will not interfere with the same.

     38.  Obligations of Lessor under this Lease are contingent upon:

          (a) Lessor promptly, if not precedent to the execution of this Lease, installing:
               (1)  a new drop ceiling,
               (2)  adequate florescent lighting,
               (3}  two (2) five (5) ton HVAC units servicing the Premises,

          (b) Lessor, within a reasonable period of time, promptly installing in the 1350 sq. ft. back addition:

               (1)  a new drop ceiling,

               (2)  adequate florescent lighting,

               (3)  one (1) five (5) ton HVAC unit servicing the area,

               (4} two (2) windows of reasonable size and location as specified by lessee.

               (5) dry wall and electrical outlets throughout perimeter of exterior walls.

          (c) Lessor providing thirty (30) days free rent commencing from date of possession of Premises.

     39.  Obligations of Lessee under this Lease are contingent upon:

          (a) Lessee obtaining any necessary licenses or permits for the conduct of its business on the Premises.

          (b) Lessee remodeling Premises which includes trim work, painting and decorating walls, and flooring areas,

          (c) Lessee providing proof of financial security and responsibility including financial statements displaying sworn statements and/or the Corporate Seal of the Company.

          If after making every reasonable effort, Lessee is unable to satisfy the foregoing contingency(ies) by August 1993 and so notifies Lessor thereof in writing, this Lease shall become null and void. If Lessee fails to provide the notice as aforesaid, the foregoing contingency(ies) shall be deemed satisfied and this Lease shall remain in full force and effect. If the foregoing contingency(ies) are not satisfied by August 1, 1993 the payment of Base Monthly Rent, and additional rental payments as provided for under this Lease shall abate on a per diem basis until the earlier of the satisfaction of the foregoing contingency(ies) or August 15, 1993. Once the foregoing licenses have been procured, if such licenses or permits are lost, or if Lessee's use of the Premises for the purposes herein authorized shall at any time during the term of the Lease be otherwise prohibited by law, ordinance, governmental regulation, or prevented by injunction or otherwise, this Lease shall notthereby be terminated nor shall Lessee be entitled by reason thereof to surrender the Premises or to any abatement or reduction of rent, nor shall the respective obligations of the parties hereto be otherwise affected.

     This Rider, consisting of paragraphs 18 through 39, is hereby incorporated by reference and made a part of a certain lease dated June 28, 1993 by and between the undersigned.

                              SEE RIDER ATTACHED HERETO AND MADE A PART HEREOF.
                                LaSALLE NATIONAL TRUST NA Successor Trustee to
HANOVER CAPITAL PARTNERS, LTD.,     LASALLE NATIONAL BANK, LESSOR,
LESSEE                              not personally but solely as Trustee

/s/  ??????                             By: /s/ ??????
-------------------------------         -----------------------------------
MANAGING DIRECTOR
                                    Its    VICE PRESIDENT
                                        -----------------------------------

                                    Attest  Nancy A Stack
/s/ Meghan A. McLaughlin                   --------------------------------
-------------------------------
Meghan A. McLaughlin                Its   Assistant Secretary     7/22/93
Secretary                               -----------------------------------


           RIDER ATTACHED TO AND MADE A PART OF LEASE DATED 6/28/93
                                                            -------

This LEASE is executed by LA SALLE NATIONAL TRUST, N.A., not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such TRUSTEE, and under the express direction of the beneficiaries of a certain TRUST AGREEMENT date 9/21/48 & 10/1/76 and known as TRUST NO. 7115 & 51414 at LA SALLE NATIONAL TRUST, N.A., to all provisions of which TRUST AGREEMENT this LEASE is expressly made subject. It is expressly understood and agreed that nothing herein or in said LEASE contained shall be construed as creating any liability whatsoever against said TRUSTEE personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenants, either express or implied, herein contained, or to keep, preserve or sequester any property of said TRUST, and that all personal liability of said TRUSTEE of very sort, if any, is hereby expressly waived by said LESSEE, and that so far as said TRUSTEE is concerned the solely to the premises hereby leased for the payment thereof. It is further understood and agreed that said TRUSTEE has no agents or employees and merely holds naked legal title to the property herein described; that said TRUSTEE has no control over, and under this LEASE assumes no responsibility for (1) the management or control of such property, (2) the upkeep, inspection, maintenance or repair of such property (3) the collection of rents or rental of such property, or (4) the conduct of any business which is carried on upon such premises. TRUSTEE does not warrant, indemnify, defend title nor is it responsible for any environmental damage.

                                 LEASE AMENDMENT

PARTIES:

          The parties to this agreement are LaSalle National Trust, N.A. as Trustee, and not individually, under Trust No's. 7115 and 51414 (hereinafter the "Lessor") and Hanover Capital Partners, Ltd., a New York Corporation (hereinafter the "Lessee").

RECITALS:

          1. Lessor and Lessee entered into a written lease agreement dated June 28, 1993 (hereinafter the "Lease") for certain store rooms in Lessor's building known as 7138-40 West Higgins Avenue, Chicago, Illinois.

          2. Lessor and Lessee desire by this agreement to amend the Lease subject to the conditions and provisions hereinafter contained.

TERMS:

          In consideration of the mutual agreement herein contained the parties hereby agree as follows:

          1. Lessee shall lease from Lessor a store front for an additional One-Thousand Two-Hundred and Eighty-Five (1,285) square feet known as 7142 West Higgins Avenue, Chicago, Illinois for the remaining term of the Lease expiring June 30, 1999.

          2. Lessee shall have the option to terminate the amended portion of the Lease to be exercised through written notification to Lessor on or before March 30, 1996 and on or before each March 30th thereafter through March 30, 1998 for the additional store front at 7142 West Higgins Avenue, Chicago, Illinois.

          3. Additional Base Rent payable for the store front 7142 West Higgins Avenue, Chicago, Illinois shall be the sum of Eleven-Thousand Seven-Hundred Ninety-Six Dollars and Thirty Cents ($11,796.30) annually from September 1, 1995 through June 30, 1997; Thirteen-Thousand Seventeen Dollars and Five Cents ($13,017.05) annually from July 1, 1997 through June 30, 1999 in equal monthly installments due on the first day of each month during the Lease term.

          4. Lessee agrees to pay Lessor as additional rent the proportionate share of the properties real estate taxes or special assessments and insurance premium costs to be computed on the basis that the total area of the premises at 7142 West Higgins Avenue bears to the rentable area of the Building which is presently 11.81% (Lease--Rider 18 and 19)

          5. Lessee's monthly rental payment for the store front 7142 West Higgins Avenue shall be paid concurrently with the monthly rental payment for the store front 7138-40 West Higgins Avenue. Thereupon, Lessee's delinquent or deficient monthly rental payments shall be considered by Lessor to be in default of rental payments for the entire premises subjecting Lessee to immediate eviction from the entire premises known as 7138-42 West Higgins Avenue, Chicago, Illinois.

          6. Lessor shall provide Lessee, within a reasonable period of time, 110 volt (strip wiring) electric outlets every twelve (12) feet along the perimeter of the east and west walls of the store (approximately ten (10) outlets).

          7. Lessee, in all other respects, shall accept the store front 7142 West Higgins Avenue, Chicago, Illinois on an "as is" basis. Thereupon, Lessee at his own cost and expense is hereby authorized by Lessor to renovate an existing opening between the adjacent store fronts 7138-40 and 7142 West Higgins Avenue and to provide any other reasonable lease hold improvements consistent with his business operation.

          8. Lessee shall be totally responsible for all other improvements to the store front as well as renovating the same upon vacating the premises at the termination of the amended portion of the Lease.

          9. Except as otherwise expressly modified herein all of the terms and provisions of the Lease not inconsistent with the foregoing amendment shall remain in full force and effect for the entire term of the Lease.

          This Lease amendment has been entered into by the parties on this the 23rd day of August, 1995.

Hanover Capital Partners, Ltd.              LaSalle National Trust, NA as
                                            Trustee under Trust No's.
                                            7115 and 51414 AND NOT PERSONALLY


By: /s/  ?????                             By: /s/ Nancy A. Stack
    -----------------------------              -----------------------------


Title: VICE PRESIDENT                      Title: ASSISTANT SECRETARY
      ---------------------------                ---------------------------

Date: 11/13/95                             Date:   12/22/95
     ----------------------------               ----------------------------


 By: /s/ ?????
     -----------------------------

 Title: Secretary
       ---------------------------

 Date:   11/13/95
      ----------------------------


This instrument is executed by LaSALLE NATIONAL TRUST, N.A., not personally but solely as Trustee, as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee. All the terms, provisions, stipulations, covenants and conditions to be performed by LaSALLE NATIONAL TRUST
N.A., are undertaken by it solely as Trustee, as......???...........[COPY
ILLEGIBLE]

CORPORATE SEAL